Summary of Investments in Real Estate (Detail) (USD $) In Thousands, unless otherwise specified	Mar. 31, 2013	Dec. 31, 2012	Dec. 31, 2011
Real Estate Properties [Line Items]
Land	$ 30,168	$ 30,168	$ 27,089
Building	121,390	121,390	109,072
Furniture, fixtures and equipment	2,159	2,007	1,267
Total investment in real estate	153,717	153,565	137,428
Accumulated depreciation	(13,110)	(12,283)	(9,304)
Investments in real estate, net	$ 140,607	$ 141,282	$ 128,124